                                                                   EXHIBIT 99.2



                                 IDT Corporation
                          Unaudited Pro Forma Condensed
                        Combined Statements of Operations


On December 19, 2001, IDT Corporation ("IDT"), through a subsidiary, acquired substantially all of the core domestic telecommunications assets of Winstar Communications, Inc. and certain of its subsidiaries ("Old Winstar") that are debtors and debtors in possession in bankruptcy proceedings pending before the United States Bankruptcy Court for the District of Delaware. The acquiring subsidiary was subsequently renamed Winstar Holdings, LLC ("New Winstar"). New Winstar operates as a competitive local exchange carrier ("CLEC") in multiple jurisdictions using fixed wireless technology to provide local and long distance voice services, Internet connectivity and data transmission services (the "Business").

The purchase price for the Old Winstar assets was comprised of a $30.0 million cash payment, 990,267 newly issued shares of IDT Class B common stock valued at $12.5 million and 5% of the common equity interests in the acquiring subsidiary (the remaining 95% of the common equity interests as well as all of the preferred equity interests in the acquiring subsidiary were owned by a subsidiary of IDT). IDT also agreed to invest $60.0 million into New Winstar to be used as working capital. The preliminary allocation of the purchase price, pending final determination of certain acquired balances, is as follows (in thousands):

Trade accounts receivable and other current assets                                            $         44,601
Property, plant, equipment and intangible assets                                                        46,885
Trade accounts payable, accrued expenses and other current liabilities                                 (46,749)
Minority interests                                                                                      (2,237)
                                                                                              ----------------

Value of assets acquired                                                                      $         42,500
                                                                                              ================

The Old Winstar asset acquisition has been accounted for by the purchase method of accounting for business combinations. The fair value of the Old Winstar assets acquired and liabilities assumed exceeded IDT's acquisition costs. Therefore, in accordance with SFAS No. 141, Business Combinations, the excess value over the acquisition cost has been allocated as a pro-rata reduction of the amounts that otherwise would have been assigned to the acquired assets, except with respect to the following:

      o Trade accounts receivable - present values of amounts to be received, less allowances for uncollectibility and collection costs.

      o Other current assets (principally assets to be sold) - fair value less cost to sell.

      o Trade accounts payable, accrued expenses and other current liabilities (principally relating to contractual agreements assumed) - present values of amounts to be paid.

On April 16, 2002, IDT, through a subsidiary, purchased the 5% common equity interests in New Winstar that it did not own. Consideration consisted of 792,079 newly issued shares of IDT Class B common stock, which were valued at $13.3 million and preliminarily allocated to property, plant and equipment.

The accompanying unaudited pro forma condensed combined statements of operations present the results of operations of IDT and Old Winstar for the nine months ended April 30, 2002, and for the year ended July 31, 2001 as if the Old Winstar asset acquisition had occurred at the beginning of such periods. The unaudited pro forma condensed combined statement of operations for the nine months ended April 30, 2002, combines the condensed consolidated statement of operations of IDT before cumulative effect of accounting change for the nine months ended April 30, 2002 and the statement of revenue and direct operating expenses of the Business for the period from August 1, 2001 to December 18, 2001. The unaudited pro forma condensed combined statement of operations for the year ended July 31, 2001 combines the condensed consolidated statement of operations of IDT for the year ended July 31, 2001 and the statement of revenue and direct operating expenses of the Business for the year ended September 30, 2001.

The statements of revenue and direct operating expenses of the Business for the period from August 1, 2001 to December 18, 2001 and the year ended September 30, 2001 do not include charges from Old Winstar for corporate selling, general, administrative, interest and income tax expenses because Old Winstar considered such items to be corporate expenses and did not allocate them to individual business units. Additionally, certain corporate expenses, including treasury, legal, tax, information systems, interest and management fees are not considered direct expenses of the Business and, as such, have not been included in the statements of revenue and direct operating expenses. Accordingly, the accompanying unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2002 and the year ended September 30, 2001 are not indicative of the combined operations of IDT and New Winstar going forward.

Revenue and direct operating expenses of the Business for the period from August 1, 2001 to September 30, 2001 are included in the unaudited pro forma condensed combined statement of operations for the nine months ended April 30, 2002 as well as for the year ended July 31, 2001. Revenue and the excess of revenue over direct operating expenses of the Business for the period from August 1, 2001 to September 30, 2001 were $35.8 million and $17.1 million, respectively.

A pro forma condensed combined balance sheet of IDT and Old Winstar as of April 30, 2002 has not been presented because the acquisition of assets from Old Winstar has been reflected in the April 30, 2002 consolidated balance sheet contained in the IDT quarterly report on Form 10-Q for the quarter ended April 30, 2002.

The pro forma condensed combined statements of operations should be read in conjunction with (1) the historical financial statements of IDT, including the notes thereto, which are contained in the IDT quarterly report on Form 10-Q for the quarter ended April 30, 2002, and the IDT Annual Report on Form 10-K for the year ended July 31, 2001, and (2) the historical statements of assets acquired and liabilities assumed as of September 30, 2001 (unaudited) and December 31, 2000 and the related statements of revenue and direct operating expenses of the domestic operating assets previously used by Old Winstar for the nine months ended September 30, 2001 and 2000 (unaudited) and for the year ended December 31, 2000, which are included herein.

The unaudited pro forma condensed combined statements of operations are included for information purposes only and are not necessarily indicative of the operating results that would have occurred if the Old Winstar asset acquisition had been consummated as of the date indicated, nor are they necessarily indicative of future financial condition or operating results.

Pro forma adjustments for the Old Winstar and New Winstar asset acquisitions reflect the issuance of 990,267 and 792,079 newly issued shares of IDT Class B common stock during the quarters ended January 31, 2002, and April 30, 2002, respectively.

                                 IDT Corporation
              Pro Forma Condensed Combined Statement of Operations
                        Nine months ended April 30, 2002
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                                                                     Pro Forma
                                                          IDT (a)         Old Winstar (b)       Adjustments          Combined
                                                      ---------------     ---------------     ---------------     ---------------
Revenues                                              $     1,114,887     $        72,700     $          --       $     1,187,587
Costs and expenses:
  Direct cost of revenues (exclusive of items
     shown below)                                             879,607              63,298                --               942,905
  Selling, general and administrative                         268,827              86,679                --               355,506
  Depreciation and amortization                                46,840              17,744              (9,360)(c)          55,224
  Impairment charges                                            2,781                --                  --                 2,781
                                                      ---------------     ---------------     ---------------     ---------------
Total costs and expenses                                    1,198,055             167,721              (9,360)          1,356,416

Loss from operations                                          (83,168)            (95,021)              9,360            (168,829)

Interest income, net                                           15,496                --                  --                15,496

Other income (expense):
  Equity in loss of affiliate                                 (41,794)               --                  --               (41,794)
  Investment and other loss, net                               (8,315)               --                  --                (8,315)
                                                      ---------------     ---------------     ---------------     ---------------
Loss before income taxes, minority interests and
cumulative effect of accounting change                       (117,781)            (95,021)              9,360            (203,442)
                                                      ---------------     ---------------     ---------------     ---------------

Income tax benefit                                            (55,173)               --               (34,264)(d)         (89,437)
Minority interests                                             15,529                --                  --                15,529
                                                      ---------------     ---------------     ---------------     ---------------
Loss before cumulative effect of accounting change    $       (78,137)    $       (95,021)    $        43,624     $      (129,534)
                                                      ===============     ===============     ===============     ===============

Net loss per share before cumulative effect of accounting change:

  Basic                                               $         (1.06)                                            $         (1.72)
                                                      ===============                                             ===============
  Diluted                                             $         (1.06)                                            $         (1.72)
                                                      ===============                                             ===============


Weighted-average number of shares used in calculation of net loss per share before cumulative effect of accounting change:

  Basic                                                        73,592                                   1,782(g)           75,374
                                                      ===============                                             ===============
  Diluted                                                      73,592                                   1,782(g)           75,374
                                                      ===============                                             ===============

                                 IDT Corporation
              Pro Forma Condensed Combined Statement of Operations
                            Year ended July 31, 2001
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                                                                     Pro Forma
                                                          IDT (h)         Old Winstar (i)       Adjustments          Combined
                                                      ---------------     ---------------     ---------------     ---------------
Revenues                                              $     1,230,950     $       216,625     $          --       $     1,447,575
Costs and expenses:
  Direct cost of revenues (exclusive of
     items shown below)                                     1,066,845             213,640                --             1,280,485
  Selling, general and administrative                         337,107             296,965                --               634,072
  Write down of inventory and assets held for sale               --               121,931            (121,931)(f)            --
  Depreciation and amortization                                60,351             231,417            (220,239)(c)          71,529
  Impairment charges                                          199,357           2,769,397          (2,769,397)(e)         199,357
                                                      ---------------     ---------------     ---------------     ---------------
Total costs and expenses                                    1,663,660           3,633,350          (3,111,567)          2,185,443

Loss from operations                                         (432,710)         (3,416,725)          3,111,567            (737,868)

Interest income, net                                           52,768                --                  --                52,768

Other income (expense):
  Equity in loss of affiliate                                 (75,066)               --                  --               (75,066)
  Gain on sale of subsidiary stock                          1,037,726                --                  --             1,037,726
  Investment and other income, net                            164,762                --                  --               164,762
                                                      ---------------     ---------------     ---------------     ---------------
Income (loss) before income taxes and minority
     interests                                                747,480          (3,416,725)          3,111,567             442,322
                                                      ---------------     ---------------     ---------------     ---------------

Provision for income taxes                                    209,395                --              (122,063)(d)          87,332
Minority interests                                              5,726                --                  --                 5,726
                                                      ---------------     ---------------     ---------------     ---------------
Net income (loss)                                     $       532,359     $    (3,416,725)    $     3,233,630     $       349,264
                                                      ===============     ===============     ===============     ===============

Net income per share:

  Basic                                               $          7.79                                             $          4.98
                                                      ===============                                             ===============
  Diluted                                             $          7.12                                             $          4.56
                                                      ===============                                             ===============

Weighted-average number of shares used in calculation of net income per share:

  Basic                                                        68,301                                   1,782 (g)          70,083
                                                      ===============                                             ===============
  Diluted                                                      74,786                                   1,782 (g)          76,568
                                                      ===============                                             ===============

                          Notes to Unaudited Pro Forma
                   Condensed Combined Statements of Operations


a) Reflects the operating results of IDT for the nine months ended April 30, 2002, which includes the Old Winstar asset acquisition as of December 19, 2001.

b) Reflects the revenue and direct operating expenses of the domestic operating assets previously used by Old Winstar and acquired by IDT for the period from August 1, 2001 to December 18, 2001.

c) Because the fair value of the Old Winstar assets acquired and liabilities assumed exceeded IDT's acquisition costs, the excess value over the acquisition cost has been allocated as a pro-rata reduction of the amounts that otherwise would have been assigned to the acquired assets, resulting in a reduction of the historical values of Old Winstar's property, plant, equipment and intangible assets. Accordingly, the pro forma adjustments reflect a depreciation and amortization expense decrease of $9.4 million and $220.2 million for the nine months ended April 30, 2002, and for the year ended July 31, 2001, respectively.

d) Pro forma adjustment to record a tax benefit of $34.3 million and $122.1 million for the nine months ended April 30, 2002, and for the year ended July 31, 2001, respectively, using a 40% effective tax rate.

e) Pro forma adjustment to eliminate Old Winstar's impairment charges of $2.77 billion for the year ended July 31, 2001. Old Winstar did not have an impairment charge for the nine months ended April 30, 2002.

f) Pro forma adjustment to eliminate Old Winstar's write down of inventory and assets held for sale of $121.9 million for the year ended July 31, 2001. Old Winstar did not have a write down of inventory and assets held for sale charge for the nine months ended April 30, 2002.

g) Pro forma adjustment to record the issuance by IDT of 1.782 million new shares of IDT Class B common stock, as if the Old Winstar asset acquisition had occurred at the beginning of such periods.

h)   Reflects the operating results of IDT for the year ended July 31, 2001.

i) Reflects the revenue and direct operating expenses of the domestic operating assets previously used by Old Winstar and acquired by IDT for the year ended September 30, 2001.